SA FUNDS – Investment Trust
SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund

Supplement dated November 12, 2015 to the
Prospectuses each dated October 29, 2015

This Supplement amends information in the Prospectuses of the SA Funds – Investment Trust (“Trust”) each dated October 29, 2015. You may obtain a copy of a Prospectus or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-800-366-7266 or on the Internet at http://sa-funds.net.

Effective November 12, 2015, the following information supplements and supersedes any contrary information contained in the Pricing of Fund Shares section of each of the Prospectuses:

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Domestic equity securities listed on a national securities exchange or stock market for which market quotations are readily available: at the official closing price, if any, or the last reported sale price of the day (on the exchange or stock market where the security is principally traded). In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices, or if such prices are not available, the security will be fair valued.

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Domestic equity securities traded on the over-the-counter (“OTC”) markets: at the official closing price, if any, or the last reported sale price of the day. In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices. Other than with respect to OTC bulletin board securities, if the most recent quoted bid and asked prices are not available, the official closing price, if any, or the last reported sale price for the prior day will be used, or the security may be fair valued. With respect to OTC bulletin board securities, if only the most recent quoted bid price is available, at such bid price or if only the most recent quoted asked price is available, the security will be fair valued.

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Foreign equity securities: at the official closing price, if any, or the last reported sale price at the close (or if the foreign market is not closed at the time of valuation, the last reported sale price at the time of valuation) of the exchange on which the securities are principally traded. In the absence of such reported prices: at the most recent quoted bid price, or if such price is not available, the security will be fair valued.

●	Bond and other fixed income securities: based on prices provided by independent pricing services or other reasonably reliable sources, including brokers/dealers.
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Shares of an open-end investment company: at the open-end investment company’s NAV (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).

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Forward currency contracts: based on prices provided by an independent pricing service. State Street Bank and Trust Company, the Funds’ sub-administrator, will interpolate prices when the life of the contract is not the same as a life for which quotations are offered.

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Investments for which market quotations are not readily available, or for which available quotations do not appear to accurately reflect the current value of an investment: valued at fair value as determined in good faith by the Pricing Committee (or its designee) appointed by the Board of Trustees pursuant to procedures approved by the Board of Trustees. Fair value pricing is based on subjective judgments, and it is possible that such pricing may vary significantly from the price actually received on a sale. Any determinations of fair value made by the Pricing Committee are presented to the Board of Trustees for ratification at the next regularly scheduled meeting.

You should retain this Supplement for future reference.

SA Funds–Investment Trust
SEC file number: 811-09195